Earnings Conference Call – Second Quarter 2014 July 30, 2014 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Results Q2 2014
Three months ended June 30
in thousands, except per share amounts
• Net revenue growth in the second quarter was primarily driven by an improvement in Truckload net revenue margin
• Income from operations growth is comparable to net revenue growth
• Net income growth is affected by the borrowings related to the 2013 accelerated share repurchases
• 2013/ 2014 share repurchases positively impacted EPS growth in the second quarter
2014 2013 % Change 2014 2013 % Change
Total revenues $3,502,918 $3,288,262 6.5% $6,645,503 $6,282,529 5.8%
Total net revenues $521,037 $472,602 10.2% $978,272 $928,324 5.4%
Income from operations $200,382 $182,476 9.8% $357,353 $351,182 1.8%
Net income $118,596 $111,872 6.0% $211,783 $215,215 -1.6%
Earnings per share
(diluted)
$0.80 $0.70 14.3% $1.43 $1.34 6.7%
Weighted average shares
outstanding
147,974 159,917 -7.5% 148,293 160,198 -7.4%
Six months ended June 30

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q2 2014
• Transportation net revenue margin improvement driven primarily by Truckload results
• Second quarter net revenue margin is in the middle range of historical norms
2014 2013 % Change
Total revenues $3,038,923 $2,818,077 7.8%
Total net revenues $483,552 $431,145 12.2%
Net revenue margin 15.9% 15.3% 4.0%
Three months ended June 30
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Q1 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9% 16.2% 15.3%
Q2 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9% 15.3% 15.9%
Q3 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6% 14.9%
Q4 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3% 15.8% 15.0%
Year 16.3% 16.0% 16.3% 17.8% 18.4% 17.0% 20.2% 16.8% 16.5% 15.8% 15.3%
2014 2013 % Change
$5,842,627 $5,421,259 7.8%
$911,431 $852,397 6.9%
15.6% 15.7% -0.8%
Six months ended June 30

↑	↔

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truckload Results Q2 2014
2014 2013 % Change
$305,561 $264,335 15.6%
Three months ended June 30
TRUCKLOAD NET REVENUES in thousands
North America
Truckload
Year over year change
*Pricing and cost measures exclude the estimated impact
of the change in fuel
• Total Truckload volumes grew approximately four percent in the second quarter of 2014 when compared to the second quarter of 2013
• A change in our mix of business and a tight capacity environment impacted our price and cost per mile in the second quarter of 2014 when compared to the second quarter of 2013
• North America Truckload capacity availability stabilized in the second quarter when compared to the first quarter, capacity remains tight
• Added 2900 new carriers in the second quarter of 2014, this is on the high end of historical performance
2014 2013 % Change
$575,398 $532,939 8.0%
Six months ended June 30
Quarter
YTD
Volume 3% 3%
Approximate pricing* 10% 10%
Approximate cost* 9% 11%
Net revenue margin

↑	↑
	↑	↓

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q2 2014
2014 2013 % Change
$67,376 $60,711 11.0%
Three months ended June 30
LTL NET REVENUES in thousands
LTL
Year over year change
• Strong demand drove increased volume and net revenue growth in the second quarter
• LTL shipment size and length of haul increased in the second quarter when compared to the second quarter of 2013
• Driver shortages are impacting LTL capacity availability and causing carriers to increase rates
2014 2013 % Change
$127,514 $119,202 7.0%
Six months ended June 30
Quarter
YTD
Volume 8% 8%
Pricing
Net revenue margin

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Intermodal Results Q2 2014
• Net revenue increase was primarily driven by improved
purchase transportation costs and a change in business mix
• Intermodal volumes were negatively impacted by railroad
service levels
• Rail service saw incremental improvement from the first quarter of 2014, service levels are expected to remain a challenge into the third and fourth quarters
2014 2013 % Change
$10,863 $9,920 9.5%
Three months ended June 30
INTERMODAL NET REVENUES  in thousands
Year over year change
2014 2013 % Change
$19,803 $19,021 4.1%
Six months ended June 30
INTERMODAL
Quarter YTD
Volume 1% -2%
Pricing
Net revenue margin

Global Forwarding Results Q2 2014
Ocean, Air and Customs
2014 2013 % Change
Ocean $50,486 $49,124 2.8%
Air $21,747 $20,202 7.6%
Customs $10,312 $9,769 5.6%
Three months ended June 30
NET REVENUES  in thousands
Quarter
Volume
Pricing
Net revenue margin
OCEAN
Quarter
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
• Combined Global Forwarding services net revenues increased 4.4% in the second quarter when compared to the second quarter of 2013
• Second quarter volumes increased in the Ocean, Air and Customs service lines while competitive pressures remain strong
• The labor negotiations on the U. S. West Coast continue to create some uncertainty for global and domestic shippers
2014 2013 % Change
$94,098 $91,612 2.7%
$39,201 $36,970 6.0%
$19,644 $18,375 6.9%
Year to Date
Year to Date
Six months ended June 30

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

C.H. ROBINSON

Other Logistics Services Results Q2 2014
• Other Logistics Services net revenues include transportation management services, warehousing and small parcel
• Increases in transportation management services were offset by declines in the other services
2014 2013 % Change
$17,207 $17,084 0.7%
Three months ended June 30
NET REVENUES  in thousands
2014 2013 % Change
$35,773 $34,278 4.4%
Six months ended June 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q2 2014
• Continued net revenue decreases from a large customer; we expect this impact will continue through Q4 2014
• Case volumes decreased 11 percent partially from the large customer lost volume and the west coast drought impacting product availability
• Robinson Fresh launched in the second quarter creating one global business brand for our Produce business
•
2014 2013 % Change
Total revenues $460,816 $466,811 -1.3%
Total net revenues $34,894 $38,752 -10.0%
Net revenue margin 7.6% 8.3% -8.8%
Three months ended June 30
SOURCING NET REVENUES  in thousands
2014 2013 % Change
$796,624 $854,663 -6.8%
$61,740 $70,598 -12.5%
7.8% 8.3% -6.2%
Six months ended June 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Summarized Income Statement
• Growth in personnel expense primarily the result of our variable compensation plans that are driven by changes in net revenues and profitability.
• Quarter 2, 2013 selling, general and administrative includes a $5 million expense related to a contingent auto liability settlement
• Increase in provision of doubtful accounts driven primarily by growth in our accounts receivable balance
Three months ended June 30
2014 2013 % Change
Total revenues $3,502,918 $3,288,262 6.5%
Total net revenues 521,037 472,602 10.2%
Personnel expenses 238,986 206,009 16.0%
Selling, general & admin 81,669 84,117 -2.9%
Total operating expenses 320,655 290,126 10.5%
Income from operations $200,382 $182,476 9.8%
Percent of net revenue 38.5% 38.6% -0.4%
2014 2013 % Change
$6,645,503 $6,282,529 5.8%
978,272 928,324 5.4%
459,283 418,654 9.7%
161,636 158,488 2.0%
620,919 577,142 7.6%
$357,353 $351,182 1.8%
36.5% 37.8% -3.4%
Six months ended June 30

Three months ended June 30
June 30, 2014
Cash & investments $144,215
Current assets $1,909,201
Total assets $3,037,106
Debt $900,000
Current liabilities $1,430,998
Stockholders’ investment $1,010,101
CASH FLOW DATA
BALANCE SHEET DATA
Other Financial Information
in thousands
2014 2013 % Change
Net cash provided by operating activities $113,928 $116,321 -2.1%
Capital expenditures, net $6,229 $12,400 -49.8%
• Strong cash flow quarter
• Total debt balance $900 million
• $500 million, 4.28% average coupon
• $400 million drawn on revolver, 1.65%
current rate
• Capital returned to shareholders during
the quarter
• $52.5 million cash dividend
• $51.4 million in share repurchase activity
• 844,900 shares
• Average price $60.83

A look ahead
• Cyclical and secular factors will continue to impact our quarterly results
• North America Truckload net revenue growth rate in July has been similar to the second quarter driven by margin improvement with minimal volume growth
• We continue to focus on growth and efficiency initiatives across all areas of our business
• Investments continue in the areas of technology, global expansion and talent development